Exhibit 99.1

IMS Announces Record Date and Meeting Date For Special Meeting of Stockholders In Connection with Merger Agreement

NORWALK, Conn.--(BUSINESS WIRE)--December 15, 2009--IMS Health Incorporated (NYSE: RX), the world’s leading provider of market intelligence to the pharmaceutical and healthcare industries, today announced that it has established a record date and a meeting date for a special meeting of its stockholders to consider and vote upon a proposal to adopt the previously announced merger agreement, dated as of November 5, 2009, providing for the acquisition of IMS by Healthcare Technology Holdings, Inc., an entity created by certain affiliates of TPG Capital, L.P. and the Canada Pension Plan Investment Board.

IMS stockholders of record at the close of business on Monday, December 28, 2009, will be entitled to notice of the special meeting and to vote at the special meeting. The special meeting will be held on Monday, February 8, 2010, at 11:30 a.m. Eastern Time, at The Hyatt Regency, 1800 East Putnam Avenue, Greenwich, Connecticut.

About IMS

Operating in more than 100 countries, IMS is the world’s leading provider of market intelligence to the pharmaceutical and healthcare industries. With $2.3 billion in 2008 revenue and more than 50 years of industry experience, IMS offers leading-edge market intelligence products and services that are integral to clients’ day-to-day operations, including product and portfolio management capabilities; commercial effectiveness innovations; managed care and consumer health offerings; and consulting and services solutions that improve productivity and the delivery of quality healthcare worldwide. Additional information is available at http://www.imshealth.com.

Forward-Looking Statements

This press release contains statements that may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Although IMS believes the expectations contained in its forward-looking statements are reasonable, it can give no assurance that such expectations will prove correct. This information may involve risks and uncertainties that could cause actual results of IMS to differ materially from the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to (i) uncertainties associated with the proposed sale of IMS to an entity created by certain affiliates of TPG Capital, L.P. and the Canada Pension Plan Investment Board, including uncertainties relating to the anticipated timing of filings and approvals relating to the transaction, the expected timing of the completion of the transaction and the ability to complete the transaction, (ii) regulatory, legislative and enforcement initiatives, particularly in the areas of data access and utilization and tax, (iii) the risks associated with operating on a global basis, including fluctuations in the value of foreign currencies relative to the U.S. dollar, and the ability to successfully hedge such risks, (iv) to the extent unforeseen cash needs arise, the ability to obtain financing on favorable terms, (v) to the extent IMS seeks growth through acquisitions and joint ventures, the ability to identify, consummate and integrate acquisitions and joint ventures on satisfactory terms, (vi) the ability to develop new or advanced technologies and systems for its businesses on time and on a cost-effective basis, (vii) deterioration in economic conditions, particularly in the pharmaceutical, healthcare or other industries in which IMS’ customers operate, and (viii) uncertainties associated with completion of IMS’ restructuring plans and the impact of the restructuring activities on IMS’ business and financial results, including the timing of the activities and the associated costs and the ability to achieve projected cost savings. Additional information on factors that may affect the business and financial results of IMS can be found in the filings of IMS made from time to time with the Securities and Exchange Commission (the “SEC”). IMS undertakes no obligation to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger (the “Merger”) of IMS with Healthcare Technology Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of Healthcare Technology Holdings, Inc., a Delaware corporation, IMS filed a preliminary proxy statement with the SEC on November 25, 2009. When completed, a definitive proxy statement and a form of proxy will be filed with the SEC and mailed to the IMS stockholders of record as of December 28, 2009. BEFORE MAKING ANY VOTING DECISION, IMS STOCKHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT CAREFULLY BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. IMS stockholders will be able to obtain, without charge, a copy of the preliminary proxy statement, the definitive proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. IMS stockholders will also be able to obtain, without charge, a copy of the preliminary proxy statement, the definitive proxy statement (when available) and other relevant documents by written or telephonic request directed to IMS Health Incorporated, Attn: Investor Relations, 901 Main Avenue, Norwalk, Connecticut 06851, telephone: (203) 845-5200, on the Investors page of the IMS corporate website at www.imshealth.com, or from our proxy solicitor, Innisfree M&A Incorporated, toll-free at (888) 750-5835 (banks and brokers call collect at (212) 750-5833).

IMS and its directors and officers may be deemed to be participants in the solicitation of proxies from the IMS stockholders with respect to the Merger. Information about the IMS directors and executive officers and their ownership of the IMS common stock is set forth in the proxy statement for the IMS 2009 Annual Meeting of Stockholders, which was filed with the SEC on March 27, 2009. Additional information regarding the interests of the directors and executive officers of IMS in the Merger, which may be different than those of the IMS stockholders generally, is included in the preliminary proxy statement and will be contained in the definitive proxy statement when it becomes available.

CONTACT:
Media Inquiries:
IMS Health Incorporated
Gary Gatyas, 610-834-5338
or
Investor Inquiries:
Innisfree M&A Incorporated
Alan Miller / Jennifer Shotwell
212-750-5833